HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-3574 - PremierSolutions Standard

333-72042       HV-6775 - PremierSolutions Cornerstone (Series II)

333-72042       HV-6779 - PremierSolutions Standard (Series A-II)

333-151805     HV-6777 - Hartford 403(b) Cornerstone Innovations

333-151805     HV-6778 - Premier InnovationsSM (Series II)

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Supplement dated August 9, 2017 to your Prospectus

JANUS HENDERSON FORTY FUND – CLASS S

JPMORGAN SMARTRETIREMENT® 2060 FUND – CLASS A

Effective August 2, 2017, the above referenced Funds were not available for purchase in California or New York, subject to regulatory approval.

Until further notice, the Funds may not be offered for sale or purchase to Plans or participants located in California or New York.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.